Exhibit 99.1

Advent Technologies Inc. and AMCI Acquisition Corp. Announce
Committed $65 Million PIPE to Support Proposed Business Combination

PIPE Upsized by $20 Million Above Initial Target

Participants Include Certain Funds Managed by Affiliates of BNP Paribas,  Among Other Institutional Investors

Cambridge, MA, December 22, 2020 – Advent Technologies Inc. (“Advent”), an innovation-driven company in the fuel cell and hydrogen technology space, and AMCI Acquisition Corp. (“AMCI”), a publicly listed special purpose acquisition company (NASDAQ: AMCI), are pleased to announce  that institutional investors, including certain funds managed by affiliates of BNP Paribas, have committed to a private investment of $65 million in the form of 6.5 million shares of common stock of the combined company at a price of $10.00 per share (the “PIPE”), which will close concurrently with the previously announced proposed business combination between Advent and AMCI.

The PIPE transaction will provide the combined company with the capital resources to better enable it to accelerate product development and support participation in future joint ventures with Tier1 and OEM manufacturers in the areas of aerospace, automotive, marine, and off-grid power.

On October 13, 2020, Advent and AMCI announced that they had entered into a definitive agreement and plan of merger for a business combination that would result in Advent becoming a wholly-owned subsidiary of AMCI, and with the Advent shareholders receiving shares of AMCI. Upon the closing of the transaction, AMCI will change its name to “Advent Technologies Holdings, Inc.”, and it is expected that its common stock and public warrants will be listed on the NASDAQ. The combined company will continue to operate under the current Advent management team, led by Chief Executive Officer, Dr. Vasilis Gregoriou. The proposed business combination, if approved by the stockholders of AMCI and Advent, is currently expected to close in Q1 2021.

Advent’s CEO and Founder, Dr. Vasilis Gregoriou, said: “We are excited and honored by the vote of confidence from the investors in this PIPE. We look forward to the completion of the business combination and executing on our strategic plan.”

AMCI’s CEO William Hunter added: “We are pleased to have such high-quality partners involved in this financing to support our combination with Advent. This capital, along with the cash in trust, will be utilized to grow Advent’s business and ensure that it will be a leader in the highly attractive hydrogen economy.”

The PIPE investment, combined with expected funds on hand at the closing of the merger, will result in a pro forma post-money equity valuation of $461 million, assuming no redemptions by AMCI shareholders and no purchase price adjustments.

Jefferies LLC is acting as Lead Placement Agent and Fearnley Securities, Inc. is also acting as Placement Agent for the PIPE transaction.

About Advent Technologies

Advent Technologies is an innovation-driven company in the fuel cell and hydrogen technology space. Our vision is to accelerate electrification through advanced materials, components, and next-generation fuel cell technology. Our technology applies to electrification (fuel cells) and energy storage (flow batteries, hydrogen production) markets, which we commercialize through partnerships with Tier1s, OEMs, and System Integrators. For more information on Advent Technologies, please visit the company’s website at https://www.advent.energy/

About AMCI Acquisition Corp.

AMCI Acquisition Corp. (NASDAQ: AMCI) is a blank check company incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses that are critical to the growing urbanization, electrification, and infrastructure needs of the world. AMCI consummated its initial public offering on NASDAQ in November 2018.

Additional Information

In connection with the proposed business combination transaction between AMCI and Advent (the “Transaction”) in accordance with the agreement and plan of merger between AMCI and Advent and the other parties thereto (as amended, the “Merger Agreement”), AMCI has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (SEC File No. 333-250946) (as it may be amended, the “Registration Statement”), to register the shares to be issued to Advent shareholders in the Transaction and which also includes a preliminary proxy statement for a meeting of AMCI shareholders to approve the Transaction and related matters, and will mail the Registration Statement and definitive proxy statement and other relevant documents to Advent’s and AMCI’s stockholders.  Security holders of AMCI and investors and other interested parties are advised to read the preliminary proxy statement, and amendments thereto, and, when available, the definitive proxy statement in connection with AMCI’s solicitation of proxies for its special meeting of stockholders to be held to approve the Transaction and related matters, because the proxy statement will contain important information about the Transaction and the parties to the Transaction. The definitive proxy statement will be mailed to stockholders of AMCI as of a record date to be established for voting on the Transaction.  Stockholders and other interested parties will also be able to obtain copies of the final Registration Statement and definitive proxy statement, without charge, once available, at the SEC's website at www.sec.gov  or by directing a request to: AMCI Acquisition Corp., 1501 Ligonier Street, Suite 370, Latrobe, PA 15650.

Forward-Looking Statements

Certain statements made herein contain, and certain oral statements made by representatives of AMCI and Advent and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. AMCI’s and Advent’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events.  Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters are intended to identify such forward-looking statements.  These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from AMCI’s or Advent’s expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the subscription agreements for the PIPE; (ii) the ability of AMCI to meet Nasdaq listing standards following the Transaction and in connection with the consummation thereof; (iii) the inability to complete the Transaction or the PIPE due to the failure to obtain approval of the stockholders of AMCI or Advent or other reasons; (iv) the failure to meet the minimum cash requirements of the Merger Agreement due to AMCI stockholder redemptions and the failure to consummate the PIPE or other replacement financing; (v) the failure to meet projected development and production targets; (vi) costs related to the proposed Transaction and PIPE; (vii) changes in applicable laws or regulations; (viii) the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to pursue a growth strategy and manage growth profitability; (ix) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (x) the effect of the COVID-19 pandemic on AMCI and Advent and their ability to consummate the Transaction and the PIPE; and (xi) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by AMCI.  Additional information concerning these and other factors that may impact AMCI’s expectations and projections can be found in AMCI’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and in the Registration Statement.  Each of AMCI and Advent disclaims any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise.

Participants in the Solicitation

AMCI and Advent and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from AMCI’s and Advent’s stockholders in connection with the approval of the Transaction and related matters.  The interests of AMCI’s and Advent’s participants in the solicitation may, in some cases, be different than those of AMCI’s and Advent’s securityholders generally.  Stockholders of AMCI and Advent and other interested persons may obtain more information regarding the names, affiliations and interests in the proposed Transaction of AMCI’s directors and officers in AMCI’s filings with the SEC, including, without limitation, registration statement and proxy statement of AMCI referred to above (which will also include similar information regarding Advent’s directors and officers), and other documents filed by AMCI with the SEC.  These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This announcement shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

Media Contact:

Sloane & Company
Joe Germani / Alex Kovtun
jgermani@sloanepr.com / akovtun@sloanepr.com